SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 25, 2003

ATLANTIC BANCGROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	001-15061	59-3543956
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
Of incorporation)		Identification No.)

1315 South Third Street
Jacksonville Beach, Florida 32250
(address of principal executive offices)
Registrant’s telephone number: (904) 247-9494

ITEM 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On July 25, 2003, Atlantic BancGroup, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

Date: July 25, 2003

Atlantic BancGroup, Inc.
(Registrant)

By: /s/ Barry W. Chandler
Barry W. Chandler
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
No.                      Description
99.1                     Press Release